Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade And Other Receivables
Trade and other receivables

14.	Trade and other receivables
14.1.	Trade and other receivables

	12.31.2024	12.31.2023
Receivables from contracts with customers
Third parties	3,779	6,038
Related parties
Investees (note 34.1)	117	140
Subtotal	3,896	6,178
Other trade receivables
Third parties
Receivables from divestments and Transfer of Rights Agreement	1,677	2,162
Lease receivables	298	352
Other receivables	592	627
Related parties
Petroleum and alcohol accounts - receivables from Brazilian Federal Government	−	278
Subtotal	2,567	3,419
Total trade and other receivables, before ECL	6,463	9,597
Expected credit losses (ECL) - Third parties	(1,639)	(1,613)
Expected credit losses (ECL) - Related parties	(2)	(2)
Total trade and other receivables	4,822	7,982
Current	3,566	6,135
Non-current	1,256	1,847

Trade and other receivables are generally classified as measured at amortized cost, except for receivables with final prices linked to changes in commodity price after their transfer of control, which are classified as measured at fair value through profit or loss, amounting to US$ 416 as of December 31, 2024 (US$ 503 as of December 31, 2023).

The balance of receivables from divestment and Transfer of Rights Agreement is mainly related to the earnout of the Sépia and Atapu fields, totaling US$ 508 (US$ 611 as of December 31, 2023), from the sale of the Roncador field, totaling US$ 353 (US$ 360 as of December 31, 2023), the Potiguar cluster, totaling US$ 217 (US$ 265 as of December 31, 2023); and the Albacora Leste field, totaling US$ 174 (US$ 60 as of December 31, 2023).

On June 26, 2024, the second and final installment of the judicialized debts with the Brazilian Federal Government (precatórios), arising from of Petroleum and Alcohol Account, was released to the Company and immediately deposited in guarantee of a tax lawsuit. The deposit amounts to US$ 224 as of December 31, 2024.

In 2024, the average term for trade receivables from third parties in the domestic market is approximately 2 days (same term in 2023) for the sale of derivatives and 20 to 27 days for the sale of crude oil (same term as in 2023). Fuel oil exports have an average receipt term between 11 and 15 days, while oil exports have a term between 9 and 13 days (in 2023, exports have average terms ranging from 11 days to 14 days for fuel oil and from 8 to 12 days for oil).

14.2.	Aging of trade and other receivables – third parties

	12.31.2024		12.31.2023
	Trade and other receivables	Expected credit losses	Trade and other receivables	Expected credit losses
Current	4,513	(168)	6,948	(34)
Overdue:
1-90 days (1)	213	(75)	472	(43)
91-180 days	63	(23)	19	(10)
181-365 days	30	(18)	63	(57)
More than 365 days	1,527	(1,355)	1,677	(1,469)
Total	6,346	(1,639)	9,179	(1,613)
(1) On January 10, 2024, Petrobras received US$ 298 from Carmo Energy as the last installment relating to the sale of the Carmópolis cluster, which was due on December 20, 2023.

14.3.	Provision for expected credit losses – third parties and related parties

Changes	12.31.2024	12.31.2023
Opening balance	1,615	1,536
Additions	328	170
Write-offs	(12)	(66)
Reversals	(62)	(94)
Translation adjustment	(228)	69
Closing balance	1,641	1,615
Current	305	285
Non-current	1,336	1,330

Accounting policy for trade and other receivables

Trade and other receivables are generally classified at amortized cost, except for certain receivables classified at fair value through profit or loss, whose cash flows are distinct from the receipt of principal and interest, including receivables with final prices linked to changes in commodity price after their transfer of control.

When the Company is the lessor in a finance lease, a receivable is recognized at the amount of the net investment in the lease, consisting of the lease payments receivable and any unguaranteed residual value accruing to the Company, discounted at the interest rate implicit in the lease.

The Company measures expected credit losses (ECL) for short-term trade receivables using a provision matrix which is based on historical observed default rates adjusted by current and forward-looking information when applicable and available without undue cost or effort.

ECL is the weighted average of historical credit losses with the respective default risks, which may occur according to the weightings. The credit loss on a financial asset is measured by the difference between all contractual cash flows due to the Company and all cash flows the Company expects to receive, discounted at the original effective interest rate.

The Company measures the allowance for ECL of other trade receivables based on their 12-month expected credit losses unless their credit risk increases significantly since their initial recognition, in which case the allowance is based on their lifetime ECL.

When determining whether there has been a significant increase in credit risk, the Company compares the risk of default on initial recognition and at the reporting date.

Regardless of the assessment of credit risk, a 30-day period of default triggers the definition of significant increase in credit risk on a financial asset, unless otherwise demonstrated by reasonable and supportable information, such as the existence of contractual or financial guarantees, which have the potential to influence credit risk, thus affecting the application of the risk matrix percentages.

The Company assumes that the credit risk on the trade receivable has not increased significantly since initial recognition if the receivable is considered to have low credit risk at the reporting date. Low credit risk is determined based on external credit ratings or internal methodologies.

In the absence of controversy or other issues that may result in the suspension of collection, the Company assumes that a default occurs whenever the counterparty does not comply with the legal obligation to pay its debts when due or, depending on the instrument, when it is at least 90 days past due.